UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  November 27, 2013

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MAKO Surgical Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-33966	20-1901148
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2555 Davie Road
Fort Lauderdale, Florida 33317
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (954) 927-2044

________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On November 13, 2013, MAKO Surgical Corp. (“MAKO” or the “Company”) filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement (the “Definitive Proxy Statement”) with respect to the special meeting of MAKO stockholders scheduled to be held on December 13, 2013 (the “Special Meeting.”) to, among other things, vote on the approval of the merger with Stryker Corporation (“Stryker”).

As previously disclosed in the Definitive Proxy Statement, nine putative stockholder class action complaints challenging the proposed acquisition of MAKO by Stryker were filed, three in the Court of Chancery of the State of Delaware and six in the Circuit Court of the 17th Judicial Circuit in and for Broward County, Florida. The Delaware cases have been consolidated under the caption In re MAKO Surgical Corp. Stockholders Litigation, C.A. No. 8958-VCG (the “Delaware Action”), and the Florida cases have been consolidated under the caption In re MAKO Surgical Corp. Shareholder Litigation, Case No. CACE-13-021921(07) (the “Florida Action”).  On October 31, 2013, the Florida court issued an order staying all proceedings in the Florida action.

On November 4, 2013 the Delaware court heard argument on plaintiffs’ motion for expedited proceedings and on November 5, 2013, that court granted expedited proceedings in connection with certain of plaintiffs’ claims. The Delaware court subsequently granted a scheduling order for expedited proceedings and set a preliminary injunction hearing for December 4, 2013.

On November 27, 2013, the parties to the Delaware Action reached an agreement in principle providing for the settlement of the action on the terms and conditions set forth in a memorandum of understanding (the “MOU”).  Pursuant to the MOU, the defendants agreed to make certain supplemental and amended disclosures to the disclosures in the Definitive Proxy Statement.

The MOU further provides that, among other things, (1) the parties will enter into a definitive stipulation of settlement (the “Stipulation”) and will submit the Stipulation to the Delaware court for review and approval; (2) the Stipulation will provide for dismissal of the outstanding litigation in Delaware on the merits; (3) the Stipulation will include a general release of defendants of all claims relating to the merger and related transactions; and (4) the proposed settlement is conditioned on, among other things, class certification and final approval by the Delaware court after notice to MAKO’s shareholders.

The settlement will not affect the timing of the Special Meeting or the amount of merger consideration to be paid to MAKO’s stockholders in connection with the proposed merger.

Pursuant to the proposed settlement, MAKO has also agreed to make the amended and supplemental disclosures set forth below to the disclosures in the Definitive Proxy Statement.  Important information concerning the proposed merger is set forth in the Definitive Proxy Statement.  The Definitive Proxy Statement is amended and supplemented by, and should be read as part of, and in conjunction with, the information set forth in this Current Report on Form 8-K.  Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings ascribed to those terms in the Definitive Proxy Statement.

The Company and the other defendants have vigorously denied, and continue vigorously to deny, that they have committed or aided and abetted in the commission of any violation of law or duties or engaged in any of the wrongful acts that were or could have been alleged in the referenced lawsuits, and expressly maintain that, to the extent applicable, they diligently and scrupulously complied with any applicable fiduciary and other legal duties and are entering into the contemplated settlement solely to eliminate the burden and expense of further litigation, to put the claims that were or could have been asserted to rest, and to avoid any possible delay to the closing of the merger that might arise from further litigation.  Nothing in this Current Report on Form 8-K, the MOU or any stipulation of settlement (including the Stipulation) shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein.

AMENDED AND SUPPLEMENTAL DISCLOSURE

In the settlement of the referenced lawsuits described in this Current Report on Form 8-K, MAKO agreed to make these amended and supplemental disclosures to the Definitive Proxy Statement.  Without admitting in any way that the disclosures below are material or otherwise required by law, MAKO makes the following amended and supplemental disclosures:

The section of the definitive proxy statement entitled “The Merger—Background of the Merger” is amended and supplemented as follows:

The following disclosure supplements the disclosure on page 20 of the Definitive Proxy Statement by adding new sentences immediately following the third sentence of the sixth paragraph on such page:

Mr. Lobo also indicated that Stryker recognized the importance of MAKO’s employees, including its management, to MAKO’s business, and expressed interest in having MAKO’s management and other employees continue as employees of Stryker following the completion of the proposed acquisition.  In addition, Mr. Lobo indicated that he was interested in having Dr. Ferré remain at the company in the event of any transaction, but acknowledged that Dr. Ferré would likely not be interested in continuing employment at Stryker.  However, he expressed interest in having Dr. Ferré at least remain during a transition period following the completion of any proposed acquisition to assist with the integration process.  (In fact, Dr. Ferré has not agreed to continue employment at Stryker after the closing of the merger beyond a short transition period.)  During this discussion, however, Mr. Lobo and Dr. Ferré did not discuss which of MAKO’s management or other employees might be employed by Stryker following the proposed acquisition, nor did they discuss any terms, financial or otherwise, or duration of any such employment.

The following disclosure supplements the disclosure on page 20 of the Definitive Proxy Statement by adding a new sentence immediately following the first sentence of the last paragraph on such page:

Among other things, the letter from Stryker stated that Stryker “believe[s] Mako’s management and other employees are a key element of the value [Stryker] see[s] in Mako,” and Stryker was “confident that as a part of Stryker these people will be able to accelerate the growth of robotic surgery given the greater resources and relationships available to them.”

The following disclosure supplements the disclosure on page 21 of the Definitive Proxy Statement by adding a new sentence immediately following the last sentence of the fourth paragraph on such page:

Among other things, the letter from Stryker reiterated the statements in Stryker’s August 15, 2013 letter regarding the value Stryker saw in MAKO’s management and other employees.

The following disclosure amends and supplements the disclosure on page 22 of the Definitive Proxy Statement by replacing the fourth sentence of the second full paragraph on such page in their entirety with the following:

Mr. Lobo cited several business- and performance-related issues, including concerns about software relating to certain MAKO products and concerns that the development and introduction of certain new products would take longer than MAKO had forecasted, and also noted that Stryker had concluded that, in the context of a Stryker acquisition of MAKO, Stryker would expect MAKO to enter into and complete its planned acquisition of the Pipeline Business, which would impose additional costs on Stryker.

The section of the definitive proxy statement entitled “The Merger—Opinion of J.P. Morgan Securities LLC” is amended and supplemented as follows:

The following disclosure amends and supplements the disclosure on page 28 of the Definitive Proxy Statement by replacing the first sentence of the last paragraph on such page in its entirety with the following:

For each comparable company, J.P. Morgan calculated the ratios of “Firm Value” (which is the value of common equity, plus book value of debt, minus cash and cash equivalents) to each company’s revenue, and compared that to the Company’s estimated revenue for the years 2014 and 2015 under the Case B Projections.

The following disclosure supplements the disclosure on page 28 of the Definitive Proxy Statement by adding a new sentence immediately following the second sentence of the last paragraph on such page:

The mean and median revenue multiples observed by J.P. Morgan for comparable companies for the year 2014 were 5.2x and 4.0x, respectively, and the mean and median revenue multiples for the year 2015 were 4.2x and 3.5x, respectively.

The following disclosure supplements the disclosure on page 29 of the Definitive Proxy Statement by adding a new sentence immediately following the first sentence of the second full paragraph on such page:

The mean and median firm value/LTM revenue multiples observed by J.P. Morgan for selected transactions were 7.5x and 7.2x, respectively, and the mean and median firm value/NTM revenue multiples were 5.8x and 5.7x, respectively.

The following disclosure supplements the disclosure on page 29 of the Definitive Proxy Statement by adding a new sentence immediately following the last sentence of the last paragraph:

For purposes of the discounted cash flow analysis, J.P. Morgan treated stock-based compensation as a cash expense.

The following disclosure amends and supplements the disclosure on page 30 of the Definitive Proxy Statement by replacing the first and second sentences of the first paragraph on such page in their entirety with the following:

J.P. Morgan calculated a range of terminal asset values of the Company at the end of the 10-year period ending 2023 by applying a perpetual growth rate ranging from 2% to 4% of the unlevered free cash flow of the Company during the final year of the 10-year period.  The unlevered free cash flows and the range of terminal asset values were then discounted to present values using a range of discount rates from 11% to 13%, which were chosen by J.P. Morgan from an analysis of the weighted average cost of capital of the Company, which J.P. Morgan calculated to be a range of 9.9% to 14%.

The following disclosure amends and supplements the disclosure on page 30 of the Definitive Proxy Statement by replacing the first sentence of the fourth paragraph on such page in its entirety with the following:

For services rendered in connection with the merger, J.P. Morgan will receive a fee of approximately $19 million, approximately $16 million of which will become payable only if the merger is completed, and $3 million of which was earned upon delivery of J.P. Morgan’s opinion.

The section of the definitive proxy statement entitled “The Merger—Projected Financial Information” is amended and supplemented as follows:

The following disclosure amends and supplements the disclosure on page 31 of the Definitive Proxy Statement by replacing the first full paragraph on such page in its entirety with the following three paragraphs:

The Company does not as a matter of course make public projections as to future performance or earnings beyond the current fiscal year and is especially wary of making projections for extended earnings periods due to the unpredictability of the underlying assumptions and estimates. However, in connection with the Company’s regular planning process and with the merger, the Company’s management prepared financial projections of revenue and revenue growth for fiscal years 2013 through 2016, and prepared an extrapolation of revenue for fiscal years 2017 through 2023 based on assumed revenue growth rates for those years (the “Projections”).  The Projections comprised two cases, a base case, “Case A,” and a more aggressive case, “Case B,” and were provided to our board and to our financial advisor, J.P. Morgan, in connection with their respective analyses of the merger.  The Case B financial projections of revenue and revenue growth covering fiscal years 2014 through 2016 were also provided to Stryker and Merger Sub.

In addition, the Board considered in connection with its analysis of the merger projections of certain other financial items, including gross margin, EBIT (as defined below), EBITDA (as defined below) and Free Cash Flow (as defined below) for both Case A and Case B for fiscal years 2014 through 2023.

We have included a summary of both the Case A and Case B projections below to give our stockholders access to certain nonpublic information provided to Stryker and/or our financial advisor for purposes of considering and evaluating the merger.  The inclusion of these projections should not be regarded as an indication that the board of directors, the Company, Stryker, Merger Sub, J.P. Morgan or any other recipient of this information considered, or now considers, it to be an assurance of the achievement of future results. In addition, these projections have not been updated or revised to reflect information or results after the date the projections were prepared or as of date of this proxy statement.

The following disclosure amends and supplements the disclosure on page 32 of the Definitive Proxy Statement by replacing the table under the heading “Summary of the Projections” on such page with the following table and footnotes:

Summary of the projections
(dollars in millions, except percentage data)

Case A
	Fiscal Year
	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023
Revenue	$ 127	$ 163	$ 213	$ 271	$ 337	$ 409	$ 483	$ 556	$ 624	$ 681	$ 722
Revenue Growth Rate	23.4%	28.9%	30.3%	27.4%	24.3%	21.3%	18.2%	15.2%	12.1%	9.1%	6.0%
Gross Margin		117	153	195	242	293	347	400	448	489	518
EBIT(1)		(2)	17	39	57	79	105	136	169	202	231
EBITDA(2)		6	25	46	66	92	123	157	194	231	266
Free Cash Flow(3)		(13)	6	23	40	61	49	70	93	117	141

Case B
	Fiscal Year
	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023
Revenue	$ 127	$ 170	$ 232	$ 320	$ 434	$ 576	$ 749	$ 936	$ 1,123	$ 1,292	$ 1,421
Revenue Growth Rate	23.4%	33.9%	36.6%	38.2%	35.4%	32.7%	30.0%	25.0%	20.0%	15.0%	10.0%
Gross Margin		122	167	230	312	414	538	672	806	927	1,020
EBIT(1)		(2)	19	47	74	113	165	230	305	385	455
EBITDA(2)		6	27	54	85	130	190	264	349	438	523
Free Cash Flow(3)		(15)	7	27	50	62	74	115	164	219	277

(1)	EBIT is defined as earnings before interest and tax.
(2)	EBITDA is defined as earnings before interest, tax, depreciation and amortization.
(3)
Free Cash Flow is defined as earnings before interest and after tax, plus depreciation and amortization, less increase in working capital (defined as change in current assets less current liabilities) and capital expenditures.

These projections were prepared in late August 2013 and should be read in conjunction with the Company’s subsequent third quarter earnings release, which reflects the Company’s actual performance through the third quarter of 2013.

Additional Information and Where to Find It

This report on Form 8-K does not constitute a solicitation of any vote or approval.  In connection with the proposed merger, MAKO filed with the Securities and Exchange Commission (the “SEC”) the Definitive Proxy Statement and other documents relating to the proposed merger on November 13, 2013, and has mailed the proxy statement and the form of proxy to the Company’s stockholders.  BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT IN ITS ENTIRETY AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the proxy statement and other documents that the Company files with the SEC from the SEC’s website at www.sec.gov and the Company’s website at www.makosurgical.com. In addition, the proxy statement and other documents filed by the Company with the SEC (when available) may be obtained from the Company free of charge by directing a request to MAKO Surgical Corp., Attn:  Investor Relations, 2555 Davie Road, Fort Lauderdale, Florida 33317, telephone:  (954) 628-1706.

The Company and its directors, executive officers and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from the Company’s shareholders with respect to the proposed acquisition of the Company by Stryker.  Security holders may obtain information regarding the names, affiliations and interests of such individuals in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012, and its definitive proxy statement for the 2013 annual meeting of stockholders.  Additional information regarding the interests of such individuals in the proposed acquisition of the Company by Stryker is included in the Definitive Proxy Statement.  These documents may be obtained free of charge from the SEC’s website at www.sec.gov and the Company’s website at www.makosurgical.com.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements regarding, among other things, statements related to expectations, goals, plans, objectives and future events.  MAKO intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Securities Exchange Act of 1934 and the Private Securities Reform Act of 1995.  In some cases, forward-looking statements can be identified by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “outlook,” “guidance” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words.  The forward-looking information and statements are or may be based on a series of projections and estimates and involve risks and uncertainties.  These risks and uncertainties include such factors as:  (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, (2) the failure to obtain MAKO shareholder approval or the failure to satisfy any of the other closing conditions, (3) risks related to disruption of management’s attention from MAKO’s ongoing business operations due to the transaction and (4) the effect of the announcement of the transaction on the ability of MAKO to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business, or on its operating results and business generally.  Additional risks are described under Item 1A, “Risk Factors,” in MAKO's periodic filings with the Securities and Exchange Commission, including MAKO’s annual report on Form 10-K for the year ended December 31, 2012 filed on February 28, 2013.  Given these uncertainties, undue reliance should not be placed on these forward-looking statements. MAKO does not undertake any obligation to release any revisions to these forward-looking statements publicly to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAKO Surgical Corp.
Date: November 27, 2013	/s/ Menashe R. Frank
Menashe R. Frank Senior Vice President, General Counsel and Secretary